DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Value Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated March 28, 2014

On Nov. 20, 2013, the Board of Trustees of Delaware Group Equity Funds V approved a proposal to establish and disclose the exposure limitations on the Fund’s ability to invest in real estate investment trusts. These changes will be effective May 27, 2014 (the “Effective Date”).

Until the Effective Date, the following information replaces the section entitled, “What are the Fund’s principal investment strategies?”

What are the Fund's principal investment strategies?

The Fund invests primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Fund's investment manager, considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be in investments of small-capitalization companies (80% policy). The Fund considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase. The Fund's 80% policy is nonfundamental and can be changed without shareholder approval. However, the Fund's shareholders would be given at least 60 days' notice prior to any such change.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated April 2, 2014.